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                                  AMENDMENT

         THIS AMENDMENT (this "Amendment") dated as of the 26th day of September 2001 (the "Effective Date") by and between DSET Corporation, a New Jersey corporation ("DSET"), and ISPsoft Inc., a New Jersey corporation ("ISPsoft").

                                   WITNESSETH:

         WHEREAS, ISPsoft borrowed funds from DSET pursuant to a Secured Promissory Note dated June 26, 2001 in the principal amount of $2,000,000 (the "June Note"); and

         WHEREAS, at the time of the execution of the June Note, ISPsoft and DSET executed an Amended and Restated Security Agreement dated as of June 26, 2001 (the "Security Agreement"); and

         WHEREAS, ISPsoft is borrowing additional funds from DSET pursuant to a Secured Promissory Note dated September 26, 2001 in the principal amount of $750,000 (the "September Note"); and

         WHEREAS, the parties desire to amend the terms of the June Note and the Security Agreement in accordance with the terms herewith.

         NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

         1.  Amendments.

             (a) The due date under paragraph (a) of the June Note is hereby changed from October 31, 2001 to November 30, 2001.

             (b) The definition of Liabilities in the Security Agreement is hereby amended to include, without limitation, the September Note.





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         2.  Reference to and Effect on Documents.

             (a) On and after the Effective Date, each reference to the Security Agreement or the June Note shall mean and be a reference to such document as amended hereby. No reference to this Amendment need be made in any instrument or document at any time referring to the Security Agreement or the June Note.

             (b) Except as expressly amended by this Amendment, each of the Security Agreement and the June Note shall remain in full force and effect.

         3.  Governing Law.

             This Amendment shall be governed by and its provisions construed and enforced with the internal laws of the State of New Jersey without reference to its principles regarding conflicts of laws.

         4.  Counterparts.

             This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute a single instrument.

                                     *******





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

         IN WITNESS WHEREOF, each of DSET and ISPsoft has caused this Amendment to be executed and attested by its duly authorized officers as of the day and year first above written.

                                  DSET CORPORATION



                                  By:   /s/ William P. McHale, Jr.
                                       ----------------------------
                                       William P. McHale, Jr., President
                                           and Chief Executive Officer


                                  ISPSOFT INC.



                                  By: /s/ Binay Sugla
                                     -----------------------------
                                     Binay Sugla, President
                                       and Chief Executive Officer




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